March 20, 2018

Supplement

SUPPLEMENT DATED MARCH 20, 2018 TO THE PROSPECTUS OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2017

The second and third paragraphs of the section of the prospectus entitled "Shareholder Information—How to Buy Shares—Purchasing Shares Directly from the Fund—General" are hereby deleted and replaced with the following:

When you buy R Class shares, the shares are purchased at the next share price calculated after we receive your purchase order in proper form accompanied by federal or other immediately available funds and the trade will settle the next day that the NYSE is open. You begin earning dividends the business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Orders to purchase S Class shares that are received in good order prior to 4:00 p.m. Eastern time will receive the share price calculated at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (except when the following federal holidays are observed: Columbus Day and Veterans Day) and will settle same day. In the event that the NYSE closes prior to 4:00 p.m. Eastern time, orders must be received in good order prior to such time. You begin earning dividends the business day the S Class shares are purchased if the order to purchase shares is received in good order prior to 4:00 p.m. Eastern time, and begin earning dividends the business day after shares are purchased if the order to purchase shares is received in good order at or after 4:00 p.m. Eastern time. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The section of the prospectus entitled "Shareholder Information—How to Sell Shares—Payment for Sold Shares" is hereby deleted and replaced with the following:

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you or a wire will be sent to your bank within seven days. With respect to S Class shares, we will attempt to make payment the same business day the redemption order is received assuming the Fund receives your order prior to 4:00 p.m. Eastern time. For trades submitted through a Financial Intermediary, it is the responsibility of each Financial Intermediary to submit orders to the Fund by 4:00 p.m. Eastern time in order to receive proceeds that same business day by wire. With respect to R Class shares, we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Please retain this supplement for future reference.

DWGPROSPT